Exhibit 10.1

EXECUTION VERSION

SECOND AMENDMENT, CONSENT AND LIMITED WAIVER TO CREDIT AGREEMENT

SECOND AMENDMENT, CONSENT AND LIMITED WAIVER TO CREDIT AGREEMENT (this “Amendment”) is entered into as of November 24, 2017 among IBG Borrower LLC, a Delaware limited liability company (the “Borrower”), the Guarantors under the Agreement; each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”); and Cortland Capital Market Services LLC, a Delaware limited liability company (“Cortland”) as Administrative Agent and Collateral Agent (Cortland, together with its successors and assigns in such capacities, the “Agent”).

WHEREAS, the Borrower and the other Loan Parties have entered into that certain Credit Agreement dated as of August 2, 2017, among the Borrower, the Guarantors, the Lenders and the Agent (as amended by that Limited Waiver and amendment No. 1 dated as of October 27, 2017 and as the same has been further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Agreement”);

WHEREAS, the Borrower and the other Loan Parties are now in default of their obligations to the Agent and the Lenders for failing to timely deliver the Parent’s financial statements, reports and other documents and related deliverables as required under Sections 6.01(b), 6.02(b), 6.02(c) and 6.02(e) of the Agreement with respect to the fiscal quarter of the Company ended September 30, 2017 (such deliverables, the “Q3 Deliverables” and such defaults, together with the defaults of obligations under certain affirmative covenants identified in the letter described in Section 4(a)(iv) of this Amendment resulting from such failure to make such timely deliveries, the “Specified Defaults”);

WHEREAS, the Borrower and the other Loan Parties have requested that the Lenders and the Agent consent to certain amendments to the Agreement and to waive the Specified Defaults and the delivery of the Q3 Deliverables until December 22, 2017;

NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

Section 1. Definitions. Except as otherwise defined in this Amendment, capitalized terms in this Amendment have the meanings ascribed to such terms in the Agreement. This Amendment shall constitute a Loan Document for all purposes of the Agreement and the other Loan Documents.

Section 2. Waiver and Consent. Subject to the satisfaction of the conditions set forth herein under Section 4, each of the Agent and the Lenders hereby consent to waive the Specified Defaults until December 22, 2017. The waiver and consent set forth in the sentence immediately preceding shall be limited precisely as written, shall remain in effect until December 22, 2017 (or such later date as agreed by the Agent and the Lenders in writing) and shall relate solely to the Specified Defaults in the manner they exist on the date hereof and not to any other change in facts or circumstances occurring after the date hereof, or to any other Defaults or Events of Default now existing or occurring after the date hereof, and shall not in any way or manner restrict the Agent or any Lender from exercising any rights or remedies they may have with respect to any other Default or Event of Default (including, for the avoidance of doubt, any Default or Event of Default existing as of the date hereof which is not a Specified Default) at any time in respect of the Agreement or any other Loan Document. Nothing herein shall be deemed to constitute a consent to any other departure from or a waiver of any other term, provision or condition of the Agreement or any other Loan Document or prejudice any right or remedy that the Agent or any Lender may have or may in the future have.

Section 3. Amendments to Agreement. Subject to the terms and conditions set forth in Section 4, the Agreement is hereby amended as follows:

A. Section 1.01 of the Agreement is hereby amended by adding the following new defined terms in the appropriate alphabetical order:

“Second Amendment Effective Date” shall mean November 24, 2017.

B. The definition of “DB Fee Letter” in Section 1.01 of the Agreement is hereby amended and by deleting the definition its entirety, and, in lieu thereof, inserting the following:

“DB Fee Letter” means each of (i) the letter agreement between the Borrower and the Lead Lender dated as of August 2, 2017 and (ii) the letter agreement between the Borrower and the Lead Lender dated as of the Amendment Effective Date (as amended by that that certain Amendment No. 1 to DB Fee Letter dated as of the Second Amendment Effective Date).

C. Section 2.01(c) of the Agreement is hereby amended by deleting the text of the last sentence in its entirety and, in lieu thereof, inserting the following:

Upon confirmation from the Required Lenders that the terms and conditions set forth in Article IV have been satisfied or waived and receipt of any Delayed Draw Term Loan funds, the Agent shall transfer (i) proceeds from the First Delayed Draw Term Loan to account number 811089270 of the Borrower which is subject to an Account Control Agreement (the “Delayed Draw Loan Account”) to be used solely for payments required to be made by the Borrower in connection with an Exchange Transaction with respect to the 2018 Convertible Notes or for the payment of fees in connection with the DB Fee Letter and (ii) funds from the Second Delayed Draw Term Loan directly to an account of the trustee for the 2018 Convertible Notes to be used solely to redeem all of the remaining outstanding obligations under the 2018 Convertible Notes Indenture and the 2018 Convertible Notes on the Second Delayed Draw Date.

Section 4. Conditions Precedent. The consent and limited waiver set forth in Section 2 and amendments set forth Section 3 shall become effective, as of the date hereof, upon satisfaction of the following conditions (the “Consent Effective Date”):

(a) The Agent shall have received the following, each in form and substance reasonably satisfactory to the Agent and the Required Lenders:

(i) a counterpart signature page of this Amendment duly executed by the Borrower, the Guarantors, each Lender party to the Agreement and the Agent;

(ii) a counterpart signature page of Amendment No. 1 to the DB Fee Letter between Borrower and the Lead Lender dated as of the date hereof, duly executed by the Borrower and the Lead Lender;

(iii) a certificate of a Responsible Officer of the Parent addressed to Deutsche Bank AG, New York Branch, in form and substance satisfactory to the Lead Lender and certifying as to the matters specified therein; and

(iv) a letter from the Parent dated as of the date hereof addressed to the Agent and the Lead Lender as to the matters agreed between the Parent and the Lead Lender.

Section 5. Additional Agreements. On or prior to November 28, 2017, all accrued fees and reasonable and documented expenses of the Agent and Lenders (including the reasonable and documented fees and expenses of external counsel (including Milbank, Tweed, Hadley & McCloy LLP and any local counsel to the Lead Lender and Holland & Knight LLP and any local counsel to the Agent)) and invoiced to the Borrower prior to such date shall have been paid.

Section 6. Representations and Warranties; Ratification of Obligations. After giving effect to the consent and waivers contained herein and the letter referenced in Section 4(a)(iv), (a) (i) except as set forth in the letter described in Section 4(a)(iv) of this Amendment, each of the representations and warranties set forth in Article V of the Agreement are true and correct in all material respects on and as of the Consent Effective Date, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties remain true and correct in all material respects as of such earlier date and, in the case of any of the foregoing, other than representations that are qualified by materiality, which are true and correct in all respects; (ii) no Default or Event of Default (other than the Specified Defaults) has occurred and is continuing; and (iii) no event, change or condition has occurred that has had or could reasonably be expected to have, a Material Adverse Effect and (b) each Loan Party (i) confirms its Obligations (including any guarantee obligation) under each Loan Document, in each case as amended, supplemented or modified after giving effect to this Amendment, (ii) confirms that its Obligations as amended hereby under the Agreement are entitled to the benefits of the pledges and guarantees, as applicable, set forth in the Loan Documents, in each case, as amended, supplemented or modified after giving effect to this Amendment, (iii) confirms that its Obligations under the Agreement constitute Obligations and (iv) agrees that the Agreement as amended, modified or supplemented hereby is the Agreement under and for all purposes of the Agreement and the other Loan Documents. Each party, by its execution of this Amendment, hereby confirms that the Obligations shall remain in full force and effect (except as such Obligations have been expressly supplemented, amended or modified hereby), and such Obligations shall continue to be entitled to the benefits of the grant set forth in the Collateral Documents, as amended, supplemented or modified hereby.

Section 7. Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions of this Amendment; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Section 8. Headings. Headings herein are for convenience only and shall not be relied upon in interpreting or enforcing this Amendment.

Section 9. Miscellaneous. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment and the rights and obligations of the parties hereunder (including any claims sounding in contract law or tort law arising out of the subject matter hereof and any determinations with respect to post-judgment interest) shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

PARENT:

ICONIX BRAND GROUP, INC.,
a Delaware corporation

	By:	/s/ David Jones
Name: David Jones
Title: Chief Financial Officer

BORROWER:

IBG BORROWER LLC,
a Delaware limited liability company

	By:	/s/ David Jones
Name: David Jones
Title: Chief Financial Officer

[Signature Page to Consent to Credit Agreement]

SUBSIDIARY GUARANTORS:

ARTFUL HOLDINGS LLC, a Delaware limited liability company		ICON ENTERTAINMENT LLC, a Delaware limited liability company

By:	/s/ David Jones	By:	/s/ David Jones
Name: David Jones		Name: David Jones
Title: Chief Financial Officer		Title: Chief Financial Officer

BADGLEY MISCHKA LICENSING LLC, a Delaware limited liability company		ICON DE BRAND HOLDINGS CORP., a Delaware corporation

By:	/s/ David Jones	By:	/s/ David Jones
Name: David Jones		Name: David Jones
Title: Chief Financial Officer		Title: Chief Financial Officer

BRIGHT STAR FOOTWEAR LLC, a New Jersey limited liability company

By:	/s/ David Jones
Name: David Jones
Title: Chief Financial Officer

ICON CANADA JV HOLDINGS CORP., a Delaware corporation

By:	/s/ David Jones
Name: David Jones
Title: Chief Financial Officer

[Signature Page to Consent to Credit Agreement]

SUBSIDIARY GUARANTORS (continued):

ICONIX CA HOLDINGS LLC, a Delaware limited liability company		IP HOLDINGS UNLTD LLC, a Delaware limited liability company

By:	/s/ David Jones	By:	/s/ David Jones
Name: David Jones		Name: David Jones
Title: Chief Financial Officer		Title: Chief Financial Officer

ICONIX LATIN AMERICA LLC, a Delaware limited liability company		IP MANAGEMENT LLC, a Delaware limited liability company

By:	/s/ David Jones	By:	/s/ David Jones
Name: David Jones		Name: David Jones
Title: Chief Financial Officer		Title: Chief Financial Officer

IP HOLDINGS AND MANAGEMENT CORPORATION, a Delaware corporation		MICHAEL CARUSO & CO., INC., a California corporation

By:	/s/ David Jones	By:	/s/ David Jones
Name: David Jones		Name: David Jones
Title: Chief Financial Officer		Title: Chief Financial Officer

IP HOLDINGS LLC, a Delaware limited liability company		MOSSIMO HOLDINGS LLC, a Delaware limited liability company

By:	/s/ David Jones	By:	/s/ David Jones
Name: David Jones		Name: David Jones
Title: Chief Financial Officer		Title: Chief Financial Officer

[Signature Page to Consent to Credit Agreement]

SUBSIDIARY GUARANTORS (continued):

MOSSIMO, INC., a Delaware corporation		PILLOWTEX HOLDINGS AND MANAGEMENT LLC, a Delaware limited liability company

By:	/s/ David Jones	By:	/s/ David Jones
Name: David Jones		Name: David Jones
Title: Chief Financial Officer		Title: Chief Financial Officer

OFFICIAL-PILLOWTEX LLC, a Delaware limited liability company		SCION BBC LLC, a Delaware limited liability company

By:	/s/ David Jones	By:	/s/ David Jones
Name: David Jones		Name: David Jones
Title: Chief Financial Officer		Title: Chief Financial Officer

OP HOLDINGS AND MANAGEMENT CORPORATION, a Delaware corporation		SCION LLC, a Delaware limited liability company

By:	/s/ David Jones	By:	/s/ David Jones
Name: David Jones		Name: David Jones
Title: Chief Financial Officer		Title: Chief Financial Officer

OP HOLDINGS, LLC, a Delaware limited liability company		SHARPER IMAGE HOLDINGS AND MANAGEMENT CORP., a Delaware corporation

By:	/s/ David Jones	By:	/s/ David Jones
Name: David Jones		Name: David Jones
Title: Chief Financial Officer		Title: Chief Financial Officer

[Signature Page to Consent to Credit Agreement]

SUBSIDIARY GUARANTORS (continued):

SHARPER IMAGE HOLDINGS LLC, a Delaware limited liability company		UMBRO SOURCING LLC, a Delaware limited liability company

By:	/s/ David Jones	By:	/s/ David Jones
Name: David Jones		Name: David Jones
Title: Chief Financial Officer		Title: Chief Financial Officer

STUDIO HOLDINGS AND MANAGEMENT CORPORATION, a Delaware corporation		UNZIPPED APPAREL LLC, a Delaware limited liability company

By:	/s/ David Jones	By:	/s/ David Jones
Name: David Jones		Name: David Jones
Title: Chief Financial Officer		Title: Chief Financial Officer

STUDIO IP HOLDINGS LLC, a Delaware limited liability company		ZY HOLDINGS AND MANAGEMENT CORP., a Delaware corporation

By:	/s/ David Jones	By:	/s/ David Jones
Name: David Jones		Name: David Jones
Title: Chief Financial Officer		Title: Chief Financial Officer

UMBRO IP HOLDINGS LLC, a Delaware limited liability company		LC PARTNERS US, LLC, a Delaware limited liability company

By:	/s/ David Jones	By:	/s/ David Jones
Name: David Jones		Name: David Jones
Title: Chief Financial Officer		Title: Chief Financial Officer

[Signature Page to Consent to Credit Agreement]

ADMINISTRATIVE AGENT AND COLLATERAL AGENT: CORTLAND CAPITAL MARKET SERVICES LLC

By:	/s/ Matthew Trybula
Name:	Matthew Trybula
Title:	Associate Counsel

[Signature Page to Consent to Credit Agreement]

LENDERS:

DEUTSCHE BANK AG, NEW YORK BRANCH

By:	/s/ Riddhi Barman
Name:	RIDDHI BARMAN
Title:	MANAGING DIRECTOR

By:	/s/ Stephen Wollman
Name:	STEPHEN WOLLMAN
Title:	MANAGING DIRECTOR

[Signature Page to Consent to Credit Agreement]